May 26, 1999

                      DREYFUS VARIABLE INVESTMENT FUND

                 Supplement to Prospectus dated May 1, 1999

                        Small Company Stock Portfolio

     Effective May 26, 1999, the Portfolio's primary portfolio managers are James Wadsworth and Anthony Galise. Mr. Galise has been a portfolio manager of the Portfolio since it's inception. He has been a portfolio manger with Dreyfus since April 1996 and also is a portfolio manager at Laurel Capital Advisors. Mr. Galise is a Vice President and Portfolio Manager at Mellon Bank. He joined Mellon in 1993 with over 20 years of equity investment experience. Mr. Wadsworth has been the primary portfolio manager since the Portfolio's inception. Information about Mr. Wadsworth is included in the Prospectus.